SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC  20549

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15 (d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

        Date of Report (date of earliest event reported)  June 28, 1996

                      BALCOR EQUITY PENSION INVESTORS-III
                       A REAL ESTATE LIMITED PARTNERSHIP
         ------------------------------------------------------------
                           Exact Name of Registrant


Illinois                                0-14348
- ---------------------------             ---------------------------
State or other jurisdiction             Commission file number

2355 Waukegan Road
Suite A200
Bannockburn, Illinois                   36-3354308
- ---------------------------             ---------------------------
Address of principal                    I.R.S. Employer
executive offices                       Identification
                                        Number

60015
- ---------------------------
Zip Code


              Registrant's telephone number, including area code:
                                (847) 267-1600

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS
- ----------------------------------------------------------------------

Green Trails Apartments

In 1988, the Partnership funded a $27,500,000 first mortgage loan collateralized by the Green Trails Apartments, Lisle, Illinois. In 1991, involuntary bankruptcy proceedings were commenced against the borrower; in connection therewith, the Partnership cashed a $2,750,000 letter of credit previously deposited by the borrower and applied $2,090,144 towards the principal amount of the loan and the remainder towards interest. Pursuant to a plan of reorganization, the Partnership paid the borrower approximately $102,000 and received title to the property in 1992.

On June 28, 1996, the Partnership contracted to sell the property for a sale price of $33,050,000 to an unaffiliated party, Great Lakes Property Group Trust, an Illinois trust, James S. Smith, trustee. The sale closed on July 9, 1996. The purchaser received a $288,900 credit against the purchase price for the cost of repairs and lost income due to a recent fire at the property and
for other repairs.   From the proceeds of the sale, the Partnership paid
approximately $80,000 in closing costs, $417,500 to an unaffiliated party as a brokerage commission and a $245,708 fee to an affiliate of the third party providing property management services for the property for services rendered in connection with the sale. The Partnership received approximately $32,018,000 in net proceeds. Of such proceeds, $250,000 is being retained by the Partnership and will not be available for use or distribution by the Partnership until the later of December 31, 1996 or the resolution of any claims asserted by the purchaser prior to December 31, 1996.

Neither the General Partner nor any affiliate will receive a brokerage commission in connection with the sale of the property. The General Partner will be reimbursed by the Partnership for actual expenses incurred in connection with the sale.


ITEM 5.  OTHER INFORMATION
- -------------------------------------------

Westlake Meadows Apartments

As previously reported, on May 22, 1996, the Partnership contracted to sell Westlake Meadows Apartments, Lake Oswego, Oregon, to an unaffiliated party, RREEF America L.L.C., a Delaware limited liability company, for a sale price of $10,800,000. The purchaser subsequently assigned its rights under the contract to an affiliate, RREEF America REIT Corp. L, a Maryland corporation, and the sale closed on June 13, 1996. From the proceeds of the sale, the Partnership paid closing costs of approximately $21,000, $216,000 to an unaffiliated party as a brokerage commission and a $108,000 fee to an affiliate of the third party providing property management services for the property for services rendered in connection with the sale. The Partnership received the remaining $10,455,000 in proceeds.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
- ----------------------------------------------------------------------

     (a)  FINANCIAL STATEMENTS AND EXHIBITS:

            None

     (B)  PRO FORMA FINANCIAL INFORMATION:

             None

     (C)  EXHIBITS:

          (2)  Agreement of Sale and attachment thereto relating to the sale of Green Trails Apartments, Lisle, Illinois.

     No information is required under Items 1, 3, 4, 6 and 8 and these items have, therefore, been omitted.


Signature
- -------------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                    BALCOR EQUITY PENSION INVESTORS-III
                    A REAL ESTATE LIMITED PARTNERSHIP

                         By:  Balcor Equity Partners-III, an Illinois
                                 general partnership, its general
                                 partner

                         By:  The Balcor Company,
                                 a Delaware corporation,
                                 a partner

                         By:  /s/Jerry M. Ogle
                            ------------------------------------
                                 Jerry M. Ogle, Vice President
                                 and Secretary
Dated:  July 12, 1996